SUPPLEMENT DATED JULY 31, 2002 TO

PROSPECTUS DATED MAY 1, 2002 FOR

MODIFIED SINGLE PREMIUM DEFERRED

VARIABLE ANNUITY CONTRACTS

ISSUED BY

NATIONWIDE LIFE INSURANCE COMPANY

THROUGH ITS

NATIONWIDE VARIABLE ACCOUNT - 9

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

Effective August 30, 2002, "Appendix A: Objectives for Underlying Mutual Funds" is modified as follows:

AIM Variable Insurance Funds

AIM V.I. Core Equity Fund: Series I

Investment Objective: Growth of capital. The Fund seeks to meet its objectives by investing, normally, at least 80% of its net assets in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings and dividends. In complying with this 80% requirement, the Fund's investments may include synthetic instruments.